The Company, basis of presentation and significant accounting policies - Recent pronouncements (Details) € in Thousands	12 Months Ended
Dec. 31, 2017 EUR (€)
Recent Pronouncements
Changes in fair value in equity instruments presented in other comprehensive income	€ 27,000
IFRS 15, Revenue From Contracts With Customers
Recent Pronouncements
Percentage decrease of revenue without any effect on net income	2.70%
Amount decrease of revenue without any effect on net income	€ 486,140
Amount of increase in assets	10,000
Amount of increase in retained earnings	10,000
IFRS 16, Leases
Recent Pronouncements
Expected financial debt increase	4,000,000
Acquisition purchase price threshold	€ 50,000
Expected increase in leverage ratio	0.5